EXHIBIT 10.5

CHANGE IN CONTROL AGREEMENT

WHEREAS, Iron Mountain Incorporated (the “Company”) has granted and may hereafter grant the undersigned (the “Optionee”) one or more options (the “Options”) to purchase shares of the Company’s common stock, par value $0.01 (the “Common Stock”), pursuant to option agreements between the Company and Optionee (each, an “Option Agreement”); and

WHEREAS, the Optionee and the Company desire to provide to the Optionee an additional component of “Good Reason” as used in connection with a “Vesting Change in Control” regarding all outstanding Options held by the Optionee as of the date hereof and as hereafter may be granted under Option Agreements between the Company and the Optionee (as amended and as may be amended or entered into in the future, the “Stock Option Agreements”);

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter contained, the Optionee and the Company agree that the existing Option Agreements are hereby amended to, and future Option Agreements will, provide, notwithstanding any other provision in a Stock Option Agreement or the plan(s) with respect to which such Options are granted (collectively, the “Plans”) to the contrary:

1.           That the definition of the phrase “Good Reason” as used in connection with a “Vesting Change in Control” shall include the following additional component:  “a material diminution in the responsibilities or title of the Optionee’s position with Iron Mountain and/or the assignment to Optionee of duties and responsibilities that are generally inconsistent with the Optionee’s position with Iron Mountain immediately prior to the Vesting Change in Control.”  For the avoidance of doubt, “Good Reason” will have occurred if the foregoing component or one of the components of “Good Reason” in the Plans shall have occurred.

2.           Except as otherwise provided herein, all other terms and conditions of each Stock Option Agreement shall remain in full force and effect.

Capitalized terms not defined herein have the same meaning given to them in the applicable Stock Option Agreement, or if not defined therein, the applicable Plan.

IN WITNESS WHEREOF, the Optionee and the Company have executed this Change in Control Agreement this 10th day of December, 2008.

IRON MOUNTAIN INCORPORATED	OPTIONEE

By: /s/ Linda Rossetti	/s/ Robert T. Brennan
Its: Executive Vice President, Human Resources and Administration	Name: Robert T. Brennan